SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  August 17, 2006
(Date of earliest event reported)

Commission File No.:  333-126218

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                                              13-3416059
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(State or Other Jurisdiction of                               (I.R.S. Employer
       Incorporation)                                        Identification No.)


4 World Financial Center, 250 Vesey Street, New York, New York          10080
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(Address of Principal Executive Office)                               (Zip Code)

                                 (212) 449-1000
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              (Registrant's telephone number, including area code)

ITEM 8.01         Other Events.

         Attached as Exhibit 4.1 is the Pooling and Servicing Agreement (as defined below) with its Exhibits and Schedules for Merrill Lynch Mortgage Trust 2006-C2 Commercial Mortgage Pass-Through Certificates, Series 2006-C2. On August 17, 2006, Merrill Lynch Mortgage Investors, Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wachovia Bank, National Association, as Master Servicer No.1, Prudential Asset Resources, Inc., as Master Servicer No.2, J.E. Robert Company, Inc. as Special Servicer, Capmark Finance Inc. as Primary Servicer and LaSalle Bank National Association as Trustee of the Merrill Lynch Mortgage Trust 2006-C2 Commercial Mortgage Pass-Through Certificates, Series 2006-C2 issued in twenty five classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-1A, Class A-M, Class AJ, Class B, Class C and Class D Certificates are being offered by the Prospectus dated August 8, 2006, as supplemented by the Prospectus Supplement dated August 8, 2006.

                  Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01         Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit No.                Description

             1.1                    Underwriting Agreement

             8.1                    CWT Validity and Tax Opinion

             4.1                    Pooling and Servicing Agreement

             10.1                   Merrill Mortgage Loan Purchase
                                    Agreement

             10.2                   IXIS Mortgage Loan Purchase
                                    Agreement

             10.3                   Prudential Mortgage Loan Purchase
                                    Agreement

             10.4                   Artesia Mortgage Loan Purchase
                                    Agreement

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                        By:   /s/ David M. Rodgers
                                            ---------------------------------
                                            Name:  David M. Rodgers
                                            Title:  Executive Vice President

Date:  August 29, 2006

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.      Description                                      Electronic (E)
-----------      -----------                                      --------------

     1.1         Underwriting Agreement                                 E

     8.1         CWT Validity and Tax Opinion                           E

     4.1         Pooling and Servicing Agreement                        E

     10.1        Merrill Mortgage Loan Purchase Agreement
                 Underwriting Agreement                                 E

     10.2        IXIS Mortgage Loan Purchase Agreement                  E

     10.3        Prudential Mortgage Loan Purchase Agreement            E

     10.4        Artesia Mortgage Loan Purchase Agreement